CONSENT OF AUDITORS

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We have re-issued our report dated March 29, 2000 accompanying the consolidated financial statements of VHS Network, Inc. contained in the Registration Statement on Form SB-2. We consent to the use of our report in the Registration Statement.

                               By: /s/ Berg & Company, LLP
                               ---------------------------
                                       Berg & Company, LLP

Dated: February 14, 2001 at San Francisco, California